T. Rowe Price Institutional International Bond Fund

Supplement to Summary Prospectus Dated May 1, 2015

The portfolio manager table under “Management” is supplemented as follows:

Effective December 31, 2015, Christopher J. Rothery will retire from T. Rowe Price International and step down from his responsibilities as the fund’s co-portfolio manager and Co-chairman of the fund’s Investment Advisory Committee. Effective December 31, 2015, Kenneth Orchard will replace Mr. Rothery and join Arif Husain as the fund’s co-portfolio manager and Co-chairman of the fund’s Investment Advisory Committee. Mr. Orchard joined T. Rowe Price International in 2010.

The date of this supplement is August 17, 2015.

E167-041-S 8/17/15